UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023 (May 3, 2023)

MBIA INC.

(Exact name of registrant as specified in its charter)

Connecticut	001-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Manhattanville Road, Suite 301,
Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 914-273-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1 per share	MBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of Shareholders of the Company was held on May 3, 2023 (the “Annual Meeting”). The matters that were voted upon at the Annual Meeting, the number of votes cast for or against each matter (and percent of shares voted), and the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

Proposal 1: Election of Directors. The shareholders elected the Company’s nominees to the Board of Directors. The voting results were as follows:

Nominees	For (% of shares voted)		Against (% of shares voted)		Abstained	Broker Non-Votes
Diane L. Dewbrey	33,732,175	(97.15%)	988,075	(2.84%)	18,271	10,632,682
William C. Fallon	33,592,375	(97.85%)	736,469	(2.14%)	409,677	10,632,682
Steven J. Gilbert	30,875,379	(88.94%)	3,837,980	(11.05%)	25,162	10,632,682
Janice L. Innis-Thompson	33,754,247	(97.21%)	965,986	(2.78%)	18,288	10,632,682
Charles R. Rinehart	33,163,190	(95.53%)	1,550,186	(4.46%)	25,145	10,632,682
Theodore Shasta	33,608,125	(96.81%)	1,105,251	(3.18%)	25,145	10,632,682
Richard C. Vaughan	33,630,518	(96.88%)	1,082,832	(3.11%)	25,171	10,632,682

Proposal 2: Approval of Compensation Paid to Named Executive Officers. The shareholders voted to approve the compensation of the Company’s named executive officers listed in the proxy statement for the Annual Meeting. The shareholder vote is advisory and non-binding. The voting results were as follows:

For (% of shares voted)		Against (% of shares voted)		Abstained	Broker Non-Votes
32,921,805	(95.03%)	1,719,969	(4.96%)	96,747	10,632,682

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of

PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022. The voting results were as follows:

For (% of shares voted)		Against (% of shares voted)		Abstained	Broker Non-Votes
44,345,401	(97.94%)	928,800	(2.05%)	97,002

Proposal 4: Advisory Vote on the Frequency of Executive Compensation Votes. The voting results were as follows:

1 Year (% of shares voted)		2 Years (% of shares voted)		3 Years (% of shares voted) voted)		Abstain	Broker Non-Votes
31,696,190	(91.30%)	33,720	(0.09%)	2,983,231	(8.59%)	25,380	10,632,682

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

	By:	/s/ Jonathan C. Harris
Jonathan C. Harris
General Counsel

Date: May 5, 2023